                                                                    EXHIBIT 99.1

          S1 CORPORATION ANNOUNCES FIRST QUARTER 2003 FINANCIAL RESULTS

    ENTERPRISE STRATEGY CONTINUES TO SHOW MOMENTUM IN A DIFFICULT ENVIRONMENT

Atlanta, May 1, 2003 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, today announced financial results for its first quarter ended March 31, 2003.

         - Revenue for the quarter ended March 31, 2003 was $65.7 million, a sequential decline of 9% compared with the quarter ended December 31, 2002.

         - The Company reported a net loss of $29.3 million, or ($0.42) per share, including a ($0.13) restructuring charge related to a number of cost-cutting initiatives and a ($0.17) asset impairment charge related to the Company's Edify business unit. The first quarter loss compares to net income of $1.2 million, or $0.02 per share, for the quarter ended December 31, 2002.

         - Revenue of $59.2 million from the Company's financial institutions segment was in line with the Company's previous guidance. Net loss per share of ($0.14) compares with the Company's previous guidance of a per share loss from the financial institutions segment of ($0.11) to ($0.13).

         - Gross margin was 50% versus 58% for the quarter ended December 31, 2002.

As previously reported, S1 terminated its efforts to divest its Edify Contact Center Automation business. The Company's financial statements have been adjusted to reflect the financial results of this business unit as part of S1's continuing operations for all periods presented.

"Our Q1 results did not meet our expectations," said Jaime Ellertson, S1's chief executive officer. "However, in a difficult quarter, we continued to make progress with our Enterprise solutions, signing nine new Enterprise customers, bringing the total number of Enterprise customers to over 80. We believe that we are on track to complete the transition of our business from a single-channel Internet banking software provider to a provider of multi-channel Enterprise solutions by the end of 2003. We now have established a baseline for our core banking and insurance business and believe that Enterprise will fuel our growth moving forward. Our balance sheet continues to lead the industry, with $130 million in cash and short term investments, and no debt."

The Company signed 65 new financial institution customers and completed almost 200 cross-sales to the Company's existing customer base of approximately 4,000 financial institutions during Q1. The Company also successfully completed deployment of S1 Enterprise Platform solutions for both hosted and in-house solutions, bringing the total number of live financial institution deployments to twenty-four.

FINANCIAL GUIDANCE

S1 provided new revenue and EPS guidance for Q2 and full year 2003, as follows:

                                                    CONTRIBUTION       FINANCIAL
                                                       FROM             SERVICES
            Q2 2003                 S1 BASE         ZFS CONTRACT        SEGMENT         EDIFY         CONSOLIDATED
            -------                 -------         ------------       ----------      --------       ------------
Revenue (in millions)               $44-$46             $14              $58-$60       $7.5-$8.5         $65-$67
Total expenses (in millions)        $57-$58              1.3*            $58-$59       $9.5-$10          $68-$69
Shares Outstanding                                                                                     69.3 million


                                                    CONTRIBUTION       FINANCIAL
                                                       FROM             SERVICES
FULL YEAR 2003                      S1 BASE         ZFS CONTRACT        SEGMENT         EDIFY         CONSOLIDATED
--------------                      -------         ------------       ----------      --------       ------------
Revenue (in millions)              $170-$176           $ 43             $213-$219       $30-$33         $241-$249
Total expenses (in millions)       $235-$239           $2.6 *           $238-$242       $54-$56         $290-$294
Shares Outstanding                                                                                     69.3 million


Note: Segments include intersegment revenue and expense of $0.8 million in Q2 and $3.0 million for the full year 2003.

* Costs attributable to the ZFS contract include costs of goods sold and depreciation and do not include any allocation of management or administration expenses or costs of early termination of the ZFS contracts.

CONFERENCE CALL INFORMATION

Company management will host a conference call to discuss first quarter results on Thursday, May 1, 2003 at 5:00 p.m. EDT. Interested parties may access a live webcast of the call through the Company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until May 8, 2003.

ABOUT S1

S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products, and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

CONTACTS:

Nancy O'Donnell
VP of Investor Relations, S1 Corporation
404/923-6671
nancy.odonnell@s1.com


Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com

FINANCIAL STATEMENTS AND SUPPLEMENTAL FINANCIAL DATA

                               S1 CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                        (IN THOUSANDS)

                                                             MARCH 31,            DECEMBER 31,
                                                                2003                  2002
                                                            -----------           -----------
ASSETS
 Current assets:
    Cash and cash equivalents                               $   125,772           $   127,842
    Short term investments                                        4,504                14,843
    Accounts receivable, net                                     62,057                54,815
    Other current assets                                         13,657                14,833
                                                            -----------           -----------
      Total current assets                                      205,990               212,333

 Property and equipment, net                                     24,580                30,626
 Goodwill and other intangible assets, net                      109,337               124,556
 Other assets                                                     9,969                 9,459
                                                            -----------           -----------
      Total assets                                          $   349,876           $   376,974
                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
    Accounts payable and other accrued liabilities          $    55,901           $    53,916
    Deferred revenues                                            41,510                40,305
    Current portion of capital lease obligation                     380                 1,563
                                                            -----------           -----------
        Total current liabilities                                97,791                95,784

 Other liabilities                                                1,603                 1,429
                                                            -----------           -----------

        Total liabilities                                        99,394                97,213
                                                            -----------           -----------
 Stockholders' equity:
      Preferred stock                                            18,328                18,328
      Common stock                                                  713                   713
      Additional paid-in capital                              1,896,696             1,896,111
      Treasury stock                                            (10,000)               (9,250)
      Accumulated deficit                                    (1,652,834)           (1,623,545)
      Other comprehensive loss                                   (2,421)               (2,596)
                                                            -----------           -----------
        Total stockholders' equity                              250,482               279,761
                                                            -----------           -----------
        Total liabilities and stockholders' equity          $   349,876           $   376,974
                                                            ===========           ===========

                         S1 CORPORATION AND SUBSIDIARIES

           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               ----------------------------
                                                                 2003                2002
                                                               --------            --------
REVENUES:
  Software licenses                                            $ 14,966            $ 21,169
  Support and maintenance                                        15,442              15,042
  Professional services                                          23,278              24,818
  Data center                                                    11,761              11,108
  Other                                                             215                 433
                                                               --------            --------
        Total revenues                                           65,662              72,570
                                                               --------            --------
DIRECT COSTS:
  Software licenses                                                 844               1,213
  Professional services, support and maintenance                 25,392              22,530
  Data center                                                     6,726               5,462
  Other                                                             156                 280
                                                               --------            --------
        Total direct costs                                       33,118              29,485
                                                               --------            --------
        Gross margin                                             32,544              43,085
                                                               --------            --------
OPERATING EXPENSES:
  Selling and marketing                                          11,530              13,962
  Product development                                            12,305              13,718
  General and administrative                                      9,227              10,043
  Depreciation and amortization                                   5,735               6,043
  Merger related and restructuring costs                          8,094               2,022
  Acquired in-process research and development                       --                 350
  Amortization of and impairment of intangible assets            15,069               4,732
                                                               --------            --------
        Total operating expenses                                 61,960              50,870
                                                               --------            --------
Operating loss                                                  (29,416)             (7,785)
Interest, investment and other income, net                          246                 635
Income tax benefit (expense)                                       (119)                444
                                                               --------            --------
Net loss                                                       $(29,289)           $ (6,706)
                                                               ========            ========
Net income (loss) per common share - basic                     $  (0.42)           $  (0.11)
                                                               ========            ========
Weighted average common shares outstanding                       69,248              62,144
                                                               ========            ========
GROSS MARGIN PERCENTAGES:

 Software licenses                                                   94%                 94%
 Professional services, support and maintenance                      34%                 43%
 Data center                                                         43%                 51%
 Other                                                               27%                 35%
 Total gross margin                                                  50%                 59%


         Note: Certain amounts from 2002 have been reclassified to conform to the current year presentation.

                         S1 CORPORATION AND SUBSIDIARIES

                 FINANCIAL INSTITUTIONS REVENUE SCHEDULE BY PRODUCT LINE

                            (UNAUDITED) (IN THOUSANDS)


                                          QUARTER ENDED 3/31/03                            QUARTER ENDED 3/31/02
                                                  SINGLE                                            SINGLE
                               ENTERPRISE         CHANNEL           TOTAL        ENTERPRISE         CHANNEL           TOTAL
                               ----------         -------           -----        ----------         -------           -----
Software licenses                $ 1,364          $13,008          $14,372          $1,614          $14,007          $15,621
Support and maintenance              818           10,822           11,640             214           10,952           11,166
Professional services             12,715            8,539           21,254             498           22,938           23,436
Data center                          475           11,286           11,761             103           11,005           11,108
Other                                 --              215              215              --              433              433
                                 -------          -------          -------          ------          -------          -------
      Total revenue              $15,372          $43,870          $59,242          $2,429          $59,335          $61,764
                                 =======          =======          =======          ======          =======          =======

                         S1 CORPORATION AND SUBSIDIARIES
                       STATEMENT OF OPERATIONS BY SEGMENT
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                               FINANCIAL INSTITUTIONS
                                                               ----------------------
                                                                S1 BASE        ZFS
                                                               BUSINESS      CONTRACT       EDIFY         ELIMINATIONS       TOTAL
                                                               --------      --------      --------       ------------     --------
REVENUE:
  Software licenses                                            $  6,196       $ 8,176      $    845       $    (251)       $ 14,966
  Support and maintenance                                        11,640            --         4,322            (520)         15,442
  Professional services                                          21,254            --         2,078             (54)         23,278
  Data center                                                     9,009         2,752            --              --          11,761
  Other                                                             215            --            --              --             215
                                                               --------       -------      --------       ---------        --------
      Total revenue                                              48,314        10,928         7,245            (825)         65,662
                                                               --------       -------      --------       ---------        --------
DIRECT COSTS:
  Software licenses                                                 213            --           882            (251)            844
  Professional services, support and maintenance                 21,915            --         4,051            (574)         25,392
  Data center                                                     5,734           992            --                           6,726
  Other                                                             150            --             6                             156
                                                               --------       -------      --------       ---------        --------
      Total direct costs                                         28,012           992         4,939            (825)         33,118
                                                               --------       -------      --------       ---------        --------
      Gross margin                                               20,302         9,936         2,306              --          32,544
                                                               --------       -------      --------       ---------        --------
OPERATING EXPENSES:
  Selling and marketing                                           7,777            --         3,753              --          11,530
  Product development                                            10,643            --         1,662              --          12,305
  General and administrative                                      7,356            --         1,660              --           9,016
  Depreciation and amortization                                   5,047           359           329              --           5,735
  Merger related and restructuring costs                          7,215            --           879              --           8,094
  Amortization and impairment of acquisition intangibles          1,631            --        13,438              --          15,069
                                                               --------       -------      --------       ---------        --------
      Total operating expenses                                   39,880           359        21,721              --          61,960
                                                               --------       -------      --------       ---------        --------
Operating loss (income)                                         (19,578)        9,577       (19,415)             --         (29,416)
Interest, investment and other income (expense)                     259            --           (13)             --             246
Income tax expense                                                  (26)           --           (93)             --            (119)
                                                               --------       -------      --------       ---------        --------
NET (LOSS) INCOME                                              $(19,345)      $ 9,577      $(19,521)      $      --        $(29,289)
                                                               ========       =======      ========       =========        ========
NET (LOSS) INCOME - BASIC                                      $  (0.28)      $  0.14      $  (0.28)      $      --        $  (0.42)
                                                               ========       =======      ========       =========        ========
Weighted average common shares outstanding - Basic               69,248        69,248        69,248          69,248          69,248
                                                               ========       =======      ========       =========        ========